Commitments and Contingencies	12 Months Ended
Jul. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

4. Commitments and Contingencies

COVID-19

The COVID-19 pandemic has led to severe disruptions in general economic activities, as businesses and federal, state, and local governments take increasingly broad actions to mitigate this public health crisis. While we have experienced some delays related to final third-party validation of certain of our products and product rollouts by customers using PURE Control, we have not experienced a material disruption to our business. In addition, we have benefited from increased demand from our customers for our PURE Hard Surface product due to a focus on surface disinfecting in response to attempting to prevent COVID-19 transmission. We cannot assure you that such increased demand will continue. Further, on a go-forward basis, we cannot guarantee the overall economic conditions will not affect our business, as these conditions may significantly negatively impact all aspects of our business. Our business is dependent on the continued health and productivity of our employees, including our sales staff and corporate management team.

Additionally, our liquidity could be negatively impacted if these conditions continue for a significant period of time and we may be required to pursue additional sources of financing to obtain working capital, maintain appropriate inventory levels, and meet our financial obligations. Currently, capital and credit markets have been disrupted by the crisis and our ability to obtain any required financing is not guaranteed and largely dependent upon evolving market conditions and other factors. Depending on the continued impact of the crisis, further actions may be required to improve our cash position and capital structure.

The extent to which the COVID-19 pandemic ultimately impacts our business, sales, results of operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions resume and, more specifically, the effect it has on our customers and suppliers. Even after the COVID-19 pandemic has subsided, we may experience significant impacts to our business as a result of its global economic impact, including any economic downturn or recession that has occurred or may occur in the future.

Legal

From time to time, we could become involved in disputes and various litigation matters that arise in the normal course of business. Lawsuits against us or our officers or directors by employees, former employees, stockholders, partners, customers, or others, or actions taken by regulatory authorities, could be very costly and substantially disrupt our business. Such lawsuits and actions are not uncommon, and we may not be able to resolve such disputes or actions on terms favorable to us, and there may not be sufficient capital resources available to defend such actions effectively, or at all. As of July 31, 2020, there were no material lawsuits against the Company.

Operating Leases

On July 29, 2019, we entered into a Sublease Agreement (the “Sublease”) with SwabPlus L.P. (“SwabPlus”), effective July 25, 2019, pursuant to which we will sublease certain office and industrial space for our corporate headquarters. The premises are located in Rancho Cucamonga, California. Pursuant to the terms of the Sublease, the Company will pay SwabPlus rent of approximately $2,333 per month, plus additional payments for real property taxes, maintenance and repair and related expenses. We terminated our prior lease in El Cajon, California and transitioned to the new premises in September 2019. Rent expense, including common area maintenance, was $37,000 and $111,000 for the years ended July 31, 2020 and 2019, respectively.

Tom Y. Lee, the Company’s Chief Executive Officer, Chairman of the Board and President, also serves as chairman of the board of directors and chief executive officer of SwabPlus. Mr. Lee also serves as president of Hermosa Property, Inc., the landlord of the premises subject to the Sublease. The Sublease was considered by the Company in accordance with the Company’s Related Party Transaction and Procedures Policy, and approved by the disinterested members of the Board. The total payments to SwabPlus during the year ended July 31, 2020 was $39,000.

The Sublease expires December 2020. Future annual lease payment for our primary facility as of July 31, 2020 is $12,000.

Manufacturing

Effective June 9, 2019, we entered into a five-year manufacturing supply agreement with Intercon Chemical Company (ICC) with a three-year renewal term option (the “Manufacturing Supply Agreement”). The agreement consists of manufacturing, packaging, and distribution of PURE’s SDC-based products and contains no mandatory purchase commitment levels. The Manufacturing Supply Agreement provides:

●	ICC licenses PURE’s patents and technology know-how for the non-exclusive manufacture of PURE’s SDC-based products.
●	ICC will invest in plant improvements to allow for expanded SDC production.
●	ICC’s R&D team will collaborate on SDC product line development.

The Manufacturing Supply Agreement may be terminated by mutual written consent, or by either party upon the material breach of the terms of the agreement by the other party.

Silver is the primary active ingredient in SDC and is a readily available commodity. The other active and inactive ingredients in our products are readily available from multiple sources.